                       Waddell & Reed Advisors Funds

           Equity, Growth & Income and Asset Allocation Funds

                           Asset Strategy Fund
                          Continental Income Fund
                           Core Investment Fund
                             Retirement Shares
                          Tax-Managed Equity Fund
                                Value Fund

                     Supplement dated July 21, 2003
                to the Prospectus dated October 15, 2002

The following information replaces the disclosure regarding the management of Value Fund in the Section entitled "Portfolio Management":

Matthew T. Norris is primarily responsible for the management of Waddell &
Reed Advisors Value Fund. He has held his Fund responsibilities since July
2003. From January 2000 to June 2003, Mr. Norris was a Portfolio Manager
for Advantus Capital Management, Inc. He joined Advantus Capital
Management, Inc. in December 1997, first serving as an Analyst and later as a Senior Analyst. Prior to December 1997, Mr. Norris had been employed as an Equity Analyst and Portfolio Manager for Norwest Investment
Management, Inc. He earned a BS degree from the University of Kansas, and an MBA from the University of Nebraska-Omaha. Mr. Norris is a Chartered
Financial Analyst.

NUS2300C